Exhibit 10.1

5 December 2010

SARA LEE CORPORATION

and

UNILEVER PLC

and

UNILEVER N.V.

AMENDMENT AND RESTATEMENT AGREEMENT

relating to a

Sale and Purchase Agreement

Slaughter and May

One Bunhill Row

London, EC1Y 8YY

(GNE/HRMC)

THIS AGREEMENT is made on 5 December 2010

BETWEEN:

1.	SARA LEE CORPORATION, a company incorporated in the United States of America whose registered office is at 3500 Lacey Road, Downers Grove, IL 60515 United States of America (the “Seller”);

2.	UNILEVER PLC, a company incorporated in England and Wales (registered number 41424) whose registered office is at Port Sunlight, Wirral, Merseyside, CH26 4UJ, United Kingdom (“Unilever PLC”); and

3.	UNILEVER N.V., a company incorporated in the Netherlands whose corporate seat is in Rotterdam and whose registered office is at Weena 455, 3014 AL Rotterdam, the Netherlands (“Unilever NV” and together with Unilever PLC, the “Purchaser”).

WHEREAS:

(A)	The parties to this Agreement are the parties to an agreement for the sale and purchase of the Body Care and European Detergents business of the Seller dated on or about 27 September 2010 (the “Original Agreement”).

(B)	The parties wish to amend and restate the Original Agreement by entering into this Agreement.

THE PARTIES AGREE as follows:

1.	In consideration of the mutual obligations set out therein, the Amended and Restated Agreement for the sale and purchase of the Body Care and European Detergents business of the Seller attached at Schedule 1 shall from the date hereof take effect in place of the Original Agreement and, from the date hereof, the respective rights and obligations of the parties shall be as stated in such Amended and Restated Agreement in place of the rights and obligations of the parties set out in the Original Agreement.

2.	The accrued rights and obligations of the parties under the Original Agreement (including any accrued rights and obligations of the parties in respect of any breach of the Original Agreement prior to the date hereof) shall survive.

3.	The following Exhibits and attachments to the Original Agreement do not form part of the attached Amended and Restated Agreement and shall continue in full force and effect as if they were Exhibits (or attachments) to the Amended and Restated Agreement:

•	Exhibit 3: Registered Owned IP

•	Exhibit 5, Part B: Closing Statement Format

•	Exhibit 11, Part A, Paragraph 2: Accounts as at on the Previous Accounts Date (28 June 2008)

•	Exhibit 11, Part A, Paragraph 3: Accounts as at Last Accounts Date (27 June 2009)

•	Exhibit 11, Part C: Allocation and adjustment principles

4.	The Disclosure Letter, signed by each of the parties hereto and attached at Schedule 2, shall take effect from the date of the Original Agreement.

5.	Unless the context otherwise requires, expressions defined in the Original Agreement (as amended and restated by this Agreement) shall have the same meanings when used in this Agreement.

SIGNATURE

This Agreement is signed by duly authorised representatives of the parties:

SIGNED	)	SIGNATURE:	/s/ Authorized Officer
for and on behalf of	)
SARA LEE CORPORATION	)	NAME:

SIGNED	)	SIGNATURE:	/s/ Authorized Officer
for and on behalf of	)
UNILEVER N.V.	)	NAME:

SIGNED	)	SIGNATURE:	/s/ Authorized Officer
for and on behalf of	)
UNILEVER PLC	)	NAME:

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